EXHIBIT 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Raymond Silcock, certify that:

1. I have reviewed this Amendment No. 1 to Form 10-K amending the Annual Report on Form 10-K of Neptune Wellness Solutions Inc. for the fiscal year ended March 31, 2022; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: July 29, 2022

/s/ Raymond Silcock
Raymond Silcock Chief Financial Officer Neptune Wellness Solutions Inc. (Principal Financial and Accounting Officer)